Note 5 - Property and Equipment	12 Months Ended
Jun. 30, 2025
Notes to Financial Statements
Property, Plant and Equipment Disclosure [Text Block]

Note 5 - Property and Equipment

Property and equipment, net consist of the following:

	June 30,
	2024	2023
	(in thousands)
Manufacturing equipment	$1,117	$2,377
Office equipment, furniture and other	945	1,085
Lab equipment	721	832
Leasehold improvements	35	999
Assets under construction	—	107
Property and equipment, gross	2,818	5,400
Less accumulated depreciation and amortization	(2,125)	(3,621)
Property and equipment, net	$693	$1,779

Depreciation expense from continuing operations was $0.9 million and $1.3 million during the years ended June 30, 2024, and 2023, respectively. During the year ended June 30, 2024, the Company did not record a material gain or loss on disposal of equipment and during the year ended June 30, 2023, the Company recognized a gain of $0.1 million on the disposal of equipment.